EXHIBIT 7C

For period ending 03/31/2007 file number 811-09253.

List the name of each series or portfolio and give a consecutive number to each series or portfolio starting with the number 1. Use this same numerical designation for each series or portfolio in the series information block in the top right corner of the screens submitted in this filing and in all subsequent filings on this form. This information is required each time the form is filed.

For the funds over #99, interested parties could refer to the most recent shareholder report for financial information.

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Series   Fund Name                                                     Is this the Series last filing
                                                                  Number Series Name for this series?
                                                                                        (Y/N)

2        Wells Fargo Advantage Diversified Bond Fund                                      N
4        Wells Fargo Advantage Income Plus Fund                                           N
5        Wells Fargo Advantage Intermediate Government Income Fund                        N
7        Wells Fargo Advantage Stable Income Fund                                         N
9        Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio                    N
10       Wells Fargo Advantage WealthBuilder Equity Portfolio                             N
11       Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio                    N
12       Wells Fargo Advantage Minnesota Tax-Free Fund                                    N
13       Wells Fargo Advantage National Tax Free Fund                                     N
14       Wells Fargo Advantage Colorado Tax-Free Fund                                     N
15       Wells Fargo Advantage National Limited-Term Tax-Free Fund                        N
18       Wells Fargo Advantage California Tax-Free Fund                                   N
19       Wells Fargo Advantage California Limited-Term Tax-Free Fund                      N
21       Wells Fargo Advantage Cash Investment Money Market Fund                          N
22       Wells Fargo Advantage 100% Treasury Money Market Fund                            N
23       Wells Fargo Advantage Government Money Market Fund                               N
24       Wells Fargo Advantage National Tax-Free Money Market Fund                        N
25       Wells Fargo Advantage Prime Investment Money Market Fund                         N
26       Wells Fargo Advantage Treasury Plus Money Market Fund                            N
27       Wells Fargo Advantage Money Market Fund                                          N
30       Wells Fargo Advantage California Tax-Free Money Market Fund                      N
31       Wells Fargo Advantage California Tax-Free Money Market Trust                     N
32       Wells Fargo Advantage Overland Express Sweep Fund                                N
33       Wells Fargo Advantage National Tax-Free Money Market Trust                       N
34       Wells Fargo Advantage Money Market Trust                                         N
37       Wells Fargo Advantage Small Company Growth Fund                                  N
38       Wells Fargo Advantage Large Company Growth Fund                                  N
39       Wells Fargo Advantage Index Fund                                                 N
40       Wells Fargo Advantage Equity Income Fund                                         N




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42       Wells Fargo Advantage Growth Equity Fund                                         N
43       Wells Fargo Advantage Diversified Equity Fund                                    N
44       Wells Fargo Advantage Conservative Allocation Fund                               N
45       Wells Fargo Advantage Moderate Balanced Fund                                     N
46       Wells Fargo Advantage Growth Balanced Fund                                       N
47       Wells Fargo Advantage Small Cap Opportunities Fund                               N
48       Wells Fargo Advantage Aggressive Allocation Fund                                 N
49       Wells Fargo Advantage Diversified Small Cap Fund                                 N
52       Wells Fargo Advantage Asset Allocation                                           N
54       Wells Fargo Advantage Equity Index Fund                                          N
56       Wells Fargo Advantage International Equity Fund                                  N
58       Wells Fargo Advantage Specialized Technology Fund                                N
60       Wells Fargo Advantage Nebraska Tax-Free Fund                                     N
61       Wells Fargo Advantage Minnesota Money Market Fund                                N
62       Wells Fargo Advantage Dow Jones Target Today Fund                                N
63       Wells Fargo Advantage Dow Jones Target 2010 Fund                                 N
64       Wells Fargo Advantage Dow Jones Target 2020 Fund                                 N
65       Wells Fargo Advantage Dow Jones Target 2030 Fund                                 N
66       Wells Fargo Advantage Dow Jones Target 2040 Fund                                 N
67       Wells Fargo Advantage Specialized Health Sciences Fund                           N
68       Wells Fargo Advantage Large Cap Appreciation Fund                                N
73       Wells Fargo Advantage Small Company Value Fund                                   N
74       Wells Fargo Advantage Specialized Financial Services Fund                        N
75       Wells Fargo Advantage Liquidity Reserve Money Market Fund                        N
76       Wells Fargo Advantage High Yield Bond Fund                                       N
77       Wells Fargo Advantage Inflation Protected Bond Fund                              N
78       Wells Fargo Advantage Equity Value Fund                                          N
79       Wells Fargo Advantage Emerging Markets Focus Fund                                N
80       Wells Fargo Advantage Institutional Emerging Markets Focus Fund                  Y
81       Wells Fargo Advantage Mid Cap Growth Fund                                        N
82       Wells Fargo Advantage Small Cap Fund                                             N
83       Wells Fargo Advantage Short Duration Government Bond Fund                        N
84       Wells Fargo Advantage Total Return Bond Fund                                     N
85       Wells Fargo Advantage International Value Fund                                   N
86       Wells Fargo Advantage C&B Large Cap Value Fund                                   N
87       Wells Fargo Advantage C&B Mid Cap Value Fund                                     N
88       Wells Fargo Advantage C&B Tax-Managed Value Fund                                 N
89       Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio            N
90       Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio                  N
91       Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio                  N
92       Wells Fargo Advantage Life Stage - Aggressive Portfolio                          N
101      Wells Fargo Advantage Life Stage - Conservative Portfolio                        N
102      Wells Fargo Advantage Life Stage - Moderate Portfolio                            N
103      Wells Fargo Advantage Heritage Money Market Fund                                 N
104      Wells Fargo Advantage Municipal Money Market Fund                                N
105      Wells Fargo Advantage Strategic Income Fund                                      N
106      Wells Fargo Advantage Ultra-Short Duration Bond Fund                             N
107      Wells Fargo Advantage Corporate Bond Fund                                        N
108      Wells Fargo Advantage Government Securities Fund                                 N
109      Wells Fargo Advantage High Income Fund                                           N
110      Wells Fargo Advantage Short-Term Bond Fund                                       N




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111      Wells Fargo Advantage Short-Term High Yield Bond Fund                            N
112      Wells Fargo Advantage Ultra Short-Term Income Fund                               N
113      Wells Fargo Advantage Intermediate Tax-Free Fund                                 N
114      Wells Fargo Advantage Municipal Bond Fund                                        N
115      Wells Fargo Advantage Short-Term Municipal Bond Fund                             N
116      Wells Fargo Advantage Ultra Short-Term Municipal Income Fund                     N
117      Wells Fargo Advantage Wisconsin Tax-Free Fund                                    N
118      Wells Fargo Advantage Balanced Fund                                              N
119      Wells Fargo Advantage Endeavor Large Cap Fund                                    N
120      Wells Fargo Advantage Endeavor Select Fund                                       N
121      Wells Fargo Advantage Large Company Core Fund                                    N
122      Wells Fargo Advantage U.S. Value Fund                                            N
123      Wells Fargo Advantage Capital Growth Fund                                        N
124      Wells Fargo Advantage Dividend Income Fund                                       N
125      Wells Fargo Advantage Growth Fund                                                N
126      Wells Fargo Advantage Growth and Income Fund                                     N
127      Wells Fargo Advantage Large Cap Growth Fund                                      N
128      Wells Fargo Advantage Common Stock Fund                                          N
129      Wells Fargo Advantage Small Cap Value Fund                                       N
130      Wells Fargo Advantage Discovery Fund                                             N
131      Wells Fargo Advantage Enterprise Fund                                            N
132      Wells Fargo Advantage Mid Cap Disciplined Fund                                   N
133      Wells Fargo Advantage Opportunity Fund                                           N
134      Wells Fargo Advantage Small Cap Disciplined Fund                                 N
135      Wells Fargo Advantage Small/Mid Cap Value Fund                                   N
136      Wells Fargo Advantage International Core Fund                                    N
137      Wells Fargo Advantage Asia Pacific Fund                                          N
138      Wells Fargo Advantage Overseas Fund                                              N
139      Wells Fargo Advantage Emerging Growth Fund                                       N
140      Wells Fargo Advantage Strategic Small Cap Value Fund                             N

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